UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 23, 2023

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 5.25% Series A Non-Cumulative, perpetual preferred stock)	CNOBP	NASDAQ

Item 5.07          Submission of Matters to a Vote of Security Holders

On May 23, 2023, ConnectOne Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on April 13, 2023.

On April 3, 2023, the record date for the Annual Meeting, there were a total of 39,094,630 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 34,992,525 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1:
The election of twelve persons to serve as directors for one-year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, and Broker Non-Votes:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Sorrentino III	28,946,010	570,997	5,475,518
Stephen T. Boswell	28,982,537	534,470	5,475,518
Frank W. Baier	29,362,147	154,860	5,475,518
Frank Huttle III	27,315,585	2,201,422	5,475,518
Michael Kempner	29,185,125	331,882	5,475,518
Elizabeth Magennis	29,086,288	430,719	5,475,518
Nicholas Minoia	28,576,632	940,375	5,475,518
Anson M. Moise	29,379,659	137,348	5,475,518
Katherin Nukk-Freeman	28,763,717	753,290	5,475,518
Daniel Rifkin	29,379,207	137,800	5,475,518
Mark Sokolich	29,378,099	138,908	5,475,518
William A. Thompson	28,365,075	1,151,932	5,475,518

Proposal 2:	The amendment to the 2017 Equity Compensation Plan was approved. The votes For and Against, as well as the number of Abstentions and Broker Non-Votes are as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
26,921,139	2,578,717	17,151	5,475,518

Proposal 3:
The non-binding resolution with respect to the compensation of the Company’s executive officers was adopted. The votes For and Against, as well as the number of Abstentions and Broker Non-Votes are as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
19,316,669	9,974,396	225,942	5,475,518

Proposal 4:
The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2023 was approved. The number of votes For and Against with regard to this proposal, as well as the number of Abstentions was as follows:

FOR	AGAINST	ABSTENTIONS
34,449,337	536,880	6,308

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 25, 2023	By:	/s/ William S. Burns
WILLIAM S. BURNS
Senior Executive Vice President and Chief Financial Officer